AMENDMENT NO. 2 TO ARRANGEMENT AGREEMENT

AND

AMENDMENT NO. 1 TO PLAN OF ARRANGEMENT

This **AMENDMENT NO. 2 TO ARRANGEMENT AGREEMENT AND AMENDMENT NO. 1 TO PLAN OF ARRANGEMENT** (this "**Amendment**") entered into as of January 24, 2025 by and among BETTER CHOICE COMPANY INC., a corporation existing under the laws of the State of Delaware **("Parent")**, 1000994476 ONTARIO INC., a corporation existing under the laws of the Province of Ontario **("AcquireCo")**, 1000994085 ONTARIO INC., a corporation existing under the laws of the Province of Ontario **("CallCo")**, and SRX HEALTH SOLUTIONS INC., a corporation existing under the laws of the Province of Ontario ("**SRx**"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Arrangement Agreement (as defined below).

WHEREAS, Parent, AcquireCo, CallCo and SRx have entered into that certain Arrangement Agreement dated September 3, 2024 (as such agreement was amended pursuant to that certain Amendment No. 1 to Arrangement Agreement dated December 6, 2024, the "**Arrangement Agreement**"), pursuant to which, among other things, Parent will, indirectly through AcquireCo, acquire all of the SRx Shares in exchange for the Consideration, by way of a statutory plan of arrangement attached as Schedule A to the Arrangement Agreement (the "**Plan of Arrangement**"), which is to be completed under the provisions of the OBCA on and subject to the terms and conditions contained in the Arrangement Agreement; and

WHEREAS, the Parties now desire to further amend the Arrangement Agreement and the Plan of Arrangement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound hereby agree as follows:

1. Section 1.1 of the Arrangement Agreement is hereby amended by deleting the definition of Outside Date in its entirety and replacing it with the following:

> "**Outside Date** means February 28, 2025 or such later date as may be agreed to in writing by the Parties; *provided, however*, that such initial February 28, 2025 date may be extended (a) by either Parent or SRx upon written notice to the other Party for up to thirty (30) days from such date or (b) upon mutual written agreement of Parent and SRx to such date as mutually agreed upon."

2. Section 5.6 of the Arrangement Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

"5.6 **Spin-Out**

Parent shall take the following actions prior to the Effective Time:

(a) cause seventeen percent (17%) of the issued and outstanding capital stock of Parent's wholly-owned subsidiary, Halo, Purely For Pets, Inc., a Delaware corporation, to be contributed to a new wholly-owned special purpose subsidiary of Parent (the "**Spin-Out SPV**"), which Spin-Out SPV shall be established for the sole purpose of holding and transacting the capital stock of Halo, taxed as a U.S. corporation, governed by Parent's Board of Directors prior to the Effective Time and by Michael Young following the Effective Time, and have such other rights and restrictions mutually acceptable to the Parties, acting reasonably; and

(b) immediately prior to the Effective Time on the Effective Date (the "**Spin-Out**"):(i) cause the equity interests in the Spin-Out SPV to be distributed as a dividend to the Parent Shareholders of record on the record date of the Parent Meeting; and (ii) enter into a support agreement with the Spin-Out SPV on terms and conditions mutually agreed to by the parties, acting reasonably, pursuant to which Parent shall pay, or reimburse Spin-Out SPV for, all costs and expenses incurred by Spin-Out SPV or Michael Young, in connection with the on-going existence, administration and maintenance of Spin-Out SPV, including, without, limitation, all taxes payable by Spin-Out SPV and all expenses related to taxes, tax filings, accounting and legal expenses."

3. Section 1.1 of the Plan of Arrangement is hereby amended by deleting the reference to "US$80,000,000" from the definition of "Exchange Ratio" and replacing it with "US$77,000,000."

4. Section 2.2 (d) of the Plan of Arrangement is hereby amended by deleting such section in its entirety and replacing it with the following:

"(d) contemporaneously with the steps in Section 2.2(e) and Section 2.2(f), each issued and outstanding SRx Share (other than Exchangeable Elected Shares and SRx Shares held by the Parent or an affiliate of Parent or Dissenting Shareholders) held by a SRx Shareholder shall be transferred by the holder thereof, without any further act or formality on its part, free and clear of all Encumbrances, to Acquireco in exchange for Parent Share Consideration in accordance with the election or deemed election of such SRx Shareholder pursuant to Section 2.3, and each issued and outstanding SRx Share held by Parent or an affiliate of Parent shall be transferred by the holder thereof, without any further act or formality on its part, free and clear of all Encumbrances, to Acquireco for no consideration;"

5. Section 2.3 (c) of the Plan of Arrangement is hereby amended by deleting such section in its entirety and replacing it with the following:

"(c) any SRx Shareholder (other Parent or an affiliate of Parent) who does not deposit with the Depositary a duly completed Letter of Transmittal and Election Form prior to the Election Deadline, or otherwise fails to comply with the requirements of Section 2.3(b) and the Letter of Transmittal and Election Form in respect of any such SRx Shareholder's SRx Shares (including SRx Shareholders who duly exercise Dissent Rights but are ultimately not entitled, for any reason, to be paid fair value for their SRx Shares in respect of which they have exercised Dissent Rights), shall be deemed to have elected to receive the Parent Share Consideration"

6. Upon and after the effectiveness of this Amendment, each reference in: (i) the Arrangement Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Arrangement Agreement; (ii) the Plan of Arrangement to "this Plan," "hereunder," "hereof," or words of like import referring to the Plan of Arrangement; (iii) any document related to the Arrangement Agreement to the "Arrangement Agreement", "thereunder", "thereunder" or words of like import referring to the Arrangement Agreement; and (iv) any document related to the Plan of Arrangement to the "Plan of Arrangement", "thereunder", "thereunder" or words of like import referring to the Plan of Arrangement, in each case shall mean and be a reference to the Arrangement Agreement or Plan of Arrangement as modified hereby. Except as modified in this Amendment, the Arrangement Agreement and the Plan of Arrangement are and shall continue to be in full force and effect and is hereby, in all respects, ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as previously provided herein, operate as a waiver of any right, power or remedy of any party under the Arrangement Agreement or the Plan of Arrangement, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of the Arrangement Agreement or the Plan of Arrangement.

7. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which when taken together shall constitute one and the same instrument. Such counterparts shall together constitute one and the same document. The Parties agree that facsimile, PDF, JPEG, DocuSign, and/or other electronically transmitted or scanned signatures shall be treated as original signatures for all purposes.

8. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS IN FORCE IN THE PROVINCE OF ONTARIO (EXCLUDING ANY RULE OR PRINCIPLE OF THE CONFLICT OF LAWS WHICH MIGHT REFER SUCH INTERPRETATION TO THE LAWS OF ANOTHER JURISDICTION) AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above by their respective officers thereunto duly authorized.

BETTER CHOICE COMPANY INC.

Signed by:
By: Kent Cunningham
43C6B062E3184EA...
Name: Kent Cunningham
Title: Chief Executive Officer

1000994476 ONTARIO INC.

Signed by:
By:
43CB04F640504FA...
Name: Michael Young
Title: President

1000994085 ONTARIO INC.

Signed by:
By:
43CB04F640504FA...
Name: Michael Young
Title: President

SRX HEALTH SOLUTIONS INC.

DocuSigned by:
By:
193E977430514B1...
Name: Adesh Vora
Title: President & Chief Executive Officer

Signed by:
By:
47343D6FBDAD437...
Name: Davender Sohi
Title: Chief Financial Officer